                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported)         January 12, 2007
                                                 -------------------------------

                           MACC PRIVATE EQUITIES INC.
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             (Exact Name of Registrant as Specified in Its Charter)

          DELAWARE                    0-24412                   42-1421406
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(State or Other Jurisdiction        (Commission                (IRS Employer
      of Incorporation)             File Number)            Identification No.)

 101 Second Street SE, Suite 800, Cedar Rapids, Iowa               52401
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    (Address of Principal Executive Offices)                     (Zip Code)

                                 (319) 363-8249
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

| |  Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

| |  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

| |  Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
     Exchange Act (17 CFR 240.14d-2(b))

| |  Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
     Exchange Act (17 CFR 240.13e-4(c))

     Item 8.01 Other Events.

     The Registrant issued a press release on January 12, 2007 regarding its results from operations for fiscal year 2006.

     A copy of the press release has been filed with this Current Report on Form
8-K as Exhibit 99.1, and is incorporated herein by reference.

     Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits

          99.1 Press Release dated January 12, 2007.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: January 12, 2007

                                        MACC PRIVATE EQUITIES INC.

                                        By:       /s/ David R. Schroder
                                           -------------------------------------
                                           David R. Schroder
                                           President and Secretary

                                  Exhibit Index

Exhibit
Number              Description

99.1        Press Release dated January 12, 2007.